UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 17, 2014 (November 11, 2014)

IASIS HEALTHCARE LLC

(Exact Name of Registrant as Specified in Charter)

Delaware	333-117362	20-1150104
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

117 Seaboard Lane, Building E Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

(615) 844-2747

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01- Regulation FD Disclosure.

On November 11, 2014 IASIS Healthcare LLC (“IASIS”) announced the signing of a definitive agreement to sell its North Vista Hospital in Las Vegas, Nevada, to Prime Healthcare Services. The press release regarding the transaction is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release dated November 11, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IASIS HEALTHCARE LLC

Date: November 17, 2014

	By:	/s/ John M. Doyle
John M. Doyle Chief Financial Officer